Exhibit 99.1

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence Issue | September 26, 2019 This report takes into account the particular instructions and requirements of our client. It is not intended for and should not be relied upon by any third party and no responsibility is undertaken to any third party. Job number 271531-00 Arup North America Ltd 77 Water Street New York NY 10005 United States of America www.arup.com

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence Contents Page Importance 2 Glossary 3 Executive Summary 4 1 Introduction 7 2 Project Overview 8 8 9 10 2.1 2.2 2.3 Property Information Key Project Participants Plant Historical Information 3 Asset Characteristics 11 11 11 13 13 14 3.1 3.2 3.3 3.4 3.5 Helium Production Wells and Flow Lines AMCS Helium Extraction Plant Plant Modifications Support Facilities Natural Hazard Analysis 4 Asset Management and Operations 16 16 17 18 19 20 4.1 4.2 4.3 4.4 4.5 Operational Performance Operating Team Operating Policies and Procedures Site Visit Observations Financial Model Review 5 Commercial Review 23 23 25 25 26 26 5.1 5.2 5.3 5.4 5.5 Helium Supply Agreement Joint Operating Agreement (JOA) Master Services Agreement Trailer Leasing Agreements Technical Commentary 6 Environmental, Health and Safety 28 28 29 6.1 6.2 Environmental Management Health and Safety Management Appendix A – Site Visit Photographic Records 32 | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 1

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence Importance This limited scope, limited schedule due diligence report was prepared by Arup North America Limited (“Arup”) in its capacity as Technical Advisor to the Nasco Helium Processing Facilities (“Nasco”) pursuant to a Professional Services Agreement with Nordic OIL USA 2, LLLP (“the Engagement Letter”) dated July 9, 2019 and amended on September 9, 2019. The forward-looking projections, forecasts, or statements are based upon interpretations or assessments of available information at the time of writing. Actual events may differ from those assumed, and outcomes are subject to change. Findings are time-sensitive and relevant only to current conditions at the time of writing. Factors influencing the accuracy and completeness of the forward-looking statements may exist that are outside of the purview or knowledge of those involved. Arup makes or provides no warranty, expressed or implied, with respect to the use of any information or methods disclosed in this document. Furthermore, Arup assumes no liability with respect to the use of any information or methods disclosed in this document. Any recipient of this document (“Recipient”), by its acceptance or use of this document, acknowledges the foregoing and agrees to release Arup from any liability. In performing the services, Arup has received information from third parties and has relied upon the reasonable assurances of third parties; Arup does not warrant or guarantee the accuracy of such information. It is understood and agreed by the Recipient(s) that advisory services contain reasonable assumptions, estimates, and projections that may not be indicative of actual or future values or events, and are therefore subject to substantial uncertainty. Future developments or events cannot be predicted with certainty and may affect the estimates or projections provided, such that Arup does not specifically guarantee or warrant any estimate, opinion, or projection. This report speaks only as of its date, and Arup is under no obligation to update the report to address changes in facts or circumstances that occur after such date that might materially affect the contents of the report or any of the conclusions set forth therein. Arup will not in any circumstances be liable for (a) any loss of investment, loss of contract, loss of production, loss of profits, loss of time, or loss of use, and/or (b) any consequential, incidental, or indirect loss. Arup’s total liability shall be limited pursuant to Article 5 of the Agreement. Arup’s liability under or in connection with the Agreement shall expire one year from the date of the Report. Questions concerning the use of or reliance on this report should be directed to Arup’s project director, Jonathan Yates, at: Jonathan.Yates@arup.com. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 2

Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence

Glossary

Arup	Arup North America Ltd.
ASP	Average Selling Price
BLM	Bureau of Land Management
Capitol	Capitol Operating Group, LLC
DBK	DB(K) Helium, LLC
DBK Project	DBK Helium and Oil Project
EH&S	Environmental, Health and Safety
EPA	Environmental Protection Agency
JOA	Joint Operating Agreement
MCF	Million Cubic Feet
MSA	Master Services Agreement
MSCFD	Million Standard Cubic Feet per Day
Nacogdoches	Nacogdoches Oil & Gas, Inc.
Nordic 2	Nordic Oil USA 2, LLLP
Nordic 4	Nordic Oil USA 4, LLC
NTUA	Navaho Tribal Utility Authority
P&ID	Process and Instrumentation Diagrams
Plant	AMCS Helium Processing Facility
ppm	Parts per Million
Praxair	Praxair, INC.
Project	Nasco Helium Processing Facility
Project	DBK Helium Project
PSA	Pressure Swing Adsorption
SCFD	Standard Cubic Feet per Day
Shiprock	Shiprock Helium, LP
STL	Specialty Trailer Leasing, Inc.
SWPPP	Storm Water Prevention Plan
TSA	Temperature Swing Adsorption
UPS	Uninterruptible Power Supply

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Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence Executive Summary Arup North America Ltd. (“Arup”) has been retained by Nordic Oil USA 2, LLLP (“Nordic 2”) to perform a technical due diligence of the Nasco Helium Processing Facilities (the “Project”) in Apache County, Arizona, in relation to the potential refinancing of the asset. The due diligence includes a review of the following: • Project design and its ability to fulfill the contractual performance requirements; Proposed organizational structure to carry out Plant operations; Available operating records of the Plant; Operating budget and major maintenance capex forecasts; Key off-take agreements of the Project; and Environmental, health and safety policies, procedures and practices for managing the business. • • • • • The key conclusions reached by Arup’s review are summarized below. Asset Characteristics • The DBK Helium Project is located in the Dineh Bi Keyah oilfield in Apache County, Arizona. The project has been operational since 2014 and a new helium processing Plant was constructed and began operations in May 2019. Capitol Operating Group (“Capitol”) is responsible for field operations, while DB(K) Helium LLC (“DBK”) has the responsibility of operating the new AMCS Plant. DBK brought the AMCS Plant online on May 18, 2019. An investment of c.$1 million has been made to address a number of start-up issues and make modifications, which have improved Plant reliability by eliminating the need for shutdowns to perform minor maintenance. In Arup's view, the process utilized for helium extraction and processing is typical for this type of facilities. Power supply for the Plant and wells operation is provided from the Navajo Tribal Utility Authority (“NTUA”). There is no local back-up power other than control system uninterruptible power supply. Arup notes this is typical for this type of process plant. An existing, independently owned production plant (IACX Plant), can process the feed gas and produce contained helium. Before the installation of the AMCS plant, it was the sole equipment used to produce helium from the Dineh Bi Keyah oilfield. Today it is not used when the AMCS Plant is operational. DBK has indicated their desire for the IACX Plant to remain • • • • | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 4

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence on site as a back-up facility, whereby the capacity of the IACX plant can be procured by DBK, in the event of their plant outage, to service their own offtake requirements. As noted, the IACX Plant is not owned by DBK and has not been reviewed as part of this due diligence. Asset Management and Operations • Production of contained helium has increased to a rate of approximately 340-350 MSCFD in late August and early September 2019. Such production rates demonstrate the Plant’s ability to meet the off-taker’s Minimum Monthly Purchase Obligation. DBK estimates that Plant production is expected to be limited to about 380 MSCFD due to some equipment bottlenecks. This is lower than the expected (design) capacity of 419.6 MSCFD described in the Master Services Agreement between DBK and Capitol. Arup believes that the current staffing levels are sufficient for Plant operations. Major maintenance activities are outsourced to third-party contractors, based on an approved list of contractors maintained by Capitol. Arup recommends that DBK should formalize and document its business operations procedures, since no written policies and procedures exist at the moment. This will allow for knowledge transfer and reduce the dependency of the Project on a few key individuals. With all the modifications made to the Plant since the beginning of operations, Arup recommends the Process and Instrumentation Diagrams (P&IDs) are updated to ‘as-built’ status. This will be beneficial for operator reference and training. The main variable costs for Plant operations are electricity and hauling costs. Fixed costs mainly include staffing and heavy equipment costs. Arup suggests the adoption of generally accepted accounting principles and the establishment of internal company procedures to consistently allocate DBK’s operating costs between the helium and oil businesses. • • • • • Commercial Review • Nordic 2 has entered into an offtake agreement with Praxair, INC (“Praxair”) for the delivery of contained helium produced at the DBK Plant. The agreement will remain in effect at least until December 31, 2031. Praxair has a Minimum Purchase Monthly Obligation of 10,830 MSCF, once the AMCS Plant becomes fully operational. According to the Joint Operating Agreement (“JOA”), Capitol has full control of the operations of the DBK helium assets, including drilling • | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 5

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence activities and further exploration of the area. The JOA was executed in September 2016 and will remain in effect as long as oil and gas are produced at the DBK properties. Through the Master Services Agreement (“MSA”) dated March 29, 2019, DBK is retained by Capitol to operate the AMCS Plant. The agreement sets out the guaranteed production rates of the Plant. Nordic 2 has entered into two Master Lease Agreements with Specialty Trailer Leasing, Inc. (“STL”) and P-Leasing, Inc for the lease of 18 helium tube trailers in total. The trailer agreements have an initial five-year term. • • Environmental, Health and Safety • With regards to DBK’s environmental management systems, all permits and approvals required for Plant operations have been obtained. No spills or leakages have been reported and there are no sources of known contamination. The Navajo EPA and the Bureau of Land Management conduct regular inspections to ensure DBK’s environmental compliance. Arup understands that whilst there are no local environmental requirements to contain methane emissions from the Plant, as methane is a greenhouse gas, it would be prudent to consider the implementation of a means of capturing this gas at some point in the future. Arup recommends referring to the environmental advisor’s due diligence report. Arup has reviewed the Health and Safety procedures provided by Capitol, which are comprehensive and appropriate for the operations of such a facility. Site operations are directed by a site/production manager who is responsible for overseeing Health and Safety. Based on the site visit, Arup notes that DBK does not strictly implement the rules documented in the Health and Safety policies and procedures that are in place. Arup would recommend a more rigorous implementation of such procedures. The leases and the Plant are located in a remote area, which is not easily accessible. However, for security purposes, Arup recommends that the perimeter fence is reconstructed once construction activities and Plant modifications are completed. • • • | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 6

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence 1 Introduction Arup North America Ltd. (“Arup”) has been retained by Nordic Oil USA 2, LLLP (“Nordic 2”) to provide, on behalf of the prospective lenders, a technical due diligence review of the Nasco Helium Processing Facilities (the “Project” or “DBK Helium Project”) located in Apache County, Arizona, in relation to the potential refinancing of the asset. Basis of Preparation This limited scope, limited schedule Due Diligence Report (the “Report”) has been prepared in accordance with the scope of work outlined in our Letter of Engagement dated July 9, 2019 and constitutes a review of technical documentation with the intention of identifying major risks in the design and operation of the project. Our work has been based on: 1) a desktop review of the proprietary information made available by the Project and 2) a site visit to the Project site on September 16, 2019. During the site visit Arup spent time with the Project CEO, Mr. David Burns, and the Site/Production Manager. We have satisfied ourselves, so far as possible, that the information presented in our Report is consistent with the information which was made available to us in the course of our work. For a more detailed evaluation of the issues within this Report, Arup would recommend undertaking additional due diligence with open access to the management and complete information in the data room. Arup has not sought to establish the reliability of the data sources provided to us by reference to evidence independent of the Project owner, unless otherwise stated. Our analysis was based on our technical knowledge and our views and opinions reflect our best assessment of the data provided. You should note that our findings do not constitute recommendations to you as to whether or not you should proceed with the proposed transaction. This Report is private and confidential and is intended only for the information of the Client. It may not be copied, distributed or relied upon without our prior written consent. No reliance shall be placed on this report by third parties, who have not signed a reliance letter. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 7

Nordic OIL USA 2, LLLP
Nasco Helium Processing Facilities
Technical Due Diligence

2 Project Overview

The DBK Helium Project is a 419.6 MSFCD (original design capacity) Plant located in the Dineh Bi Keyah oilfield in Apache County, Arizona. The Project has been producing helium since 2014 and a new helium processing Plant was constructed and began operations in May 2019. The following sub-sections summarize the different components of the asset as well as the key project participants.


Rock Point
Red Valley
Round Rock
Lukachukai
Many Farms
Tsaile
Wheatfields
Newcomb
NAVAJO NATION
Arizona
New
Mexico

Figure 1: Dineh Bi Keyah Property Location

2.1 Property Information

The Dineh Bi Keyah Oilfield property is located among the Chuska and Lukachukai Mountains in Apache County, Arizona. Highway CR South 41 provides access to the oil yard and processing facility, while Indian Route 13 provides access to the southern portion of the lease area.

The property consists of the following leases within the Dineh Bi Keyah Oilfield:

- Lease 822: 2,560 acres
- Lease 8812: 2,590 acres
- Lease 8823: 2,533 acres
- Lease 8876: 628 acres
- Lease 8889: 640 acres

The leases were originally granted in the 1960-1970s and had an initial term of 10 years. These will remain in effect as long as oil or gas is produced in paying

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Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence

quantities from the subject property. The leases' owner is required to pay to the Navajo tribe a royalty of 16.67% of the value of all oil, gas and hydrocarbons produced within the given area.

The total property size is approximately 8,690 acres. Across the five leases, there are 20 oil wells, eight helium wells, one saltwater disposal well, and one abandoned well. Four of the existing oil wells have been deepened and converted to helium production. High voltage overhead lines transect the property.

The oilfield yard (Figure 2) is located at the northern portion of the lease area and contains a warehouse, materials storage area, and an area for helium processing. The oilfield yard contains the former IACX Plant and the new AMCS Plant used for helium processing and production. The new AMCS Plant has been constructed on the area of a former generator building. During construction of the new Plant, the perimeter fence was brought down to allow for the expansion of the yard.


former IACX
helium processing
plant
elevated
transformers
75-gallon
lubricant ASTs
former water AST
CR South 41
helium trucks
new plant building /
former generator building
new helium
processing
plant
storage
location of
3,000-gallon
diesel AST
warehouse /
former offices

Figure 2: Oilfield Yard at DBK Property (source: AAI Phase I Site Assessment)

2.2 Key Project Participants

The DBK Helium and Oil Project ("DBK Project") is owned by Nordic 2 and Nordic Oil USA 4, LLC ("Nordic 4"), which own a 75% and 25% working interest, respectively. Figure 3 presents a simplified ownership structure with a focus on the transaction perimeter. Nordic 2 and Nordic 4 also have working interests in the Boundary Butte Project, located in the San Juan County, Utah, which is not shown in the figure below.

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Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence


DB(K) Helium, LLC
Nordic Oil 2 Holding GmbH & Co KG
20%
80%
20%
80%
19.995%
79.995%
Capitol Operating Group, LLC
Nordic Oil USA 4, LLC
Nordic Oil USA 2, LLLP
Energy Resources (Helium) LLC
0.01% GP
Operator
25% Working Interest
75% Working Interest
DBK Helium and Oil Project

Figure 3: DBK Helium Ownership Structure

The Capitol Operating Group, LLC ("Capitol"), based in Lafayette, Louisiana, provides field operation services for the DBK Project, and also operates the Boundary Butte Project. DB(K) Helium LLC ("DBK"), an affiliate company of Capitol, operates the AMCS Plant to process gas from DBK Project's helium wells. Arup has not reviewed the different risk transfer mechanisms across the multiple entities as part of our scope of work. We recommend referring to the Legal Advisor's due diligence report for a complete view of the transaction's contractual framework and risk allocation mechanisms established across entities (currently and upon completion of the transaction).

Mr. David Burns, the CEO of DB(K) Helium, LLC and a major stakeholder in the Nordic 2, Nordic 4 and Capitol entities, is a key Project stakeholder.

Nordic 2 has entered into an offtake contract with Praxair, INC ("Praxair") for the purchase of all contained helium produced at the Plant. Arup's technical review of the off-take agreement is presented in Section 5.1 of the report.

2.3 Plant Historical Information

The site was originally developed in the 1960-1970s by Kerr-McGee, who operated the property along with Humboldt Oil and Gas until approximately the year 2000. Prior to the development of the oilfield, the property was undeveloped land. From 2000 to 2007, Mountain State Petroleum Corporation operated at the subject property.

Nacogdoches Oil & Gas, Inc. ("Nacogdoches") began oil production at the property in September 2007. When Nacogdoches began production, the buildings at the oil yard were already present. Helium production initially began in April 2014 by the old processing plant (IACX). Capitol began production operations in April 2016. The AMCS Plant was acquired by Nordic 2 and Nordic 4 in March 2019 and began operations in May 2019, following a number of Plant modifications.

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Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence 3 Asset Characteristics The following section presents the main facilities and components of the DBK Helium Project. 3.1 Helium Production Wells and Flow Lines Eight wells produce the raw helium feed. At least four of these wells have been converted from oil production service to access the helium containing formation. At each well the raw gas flow is controlled, passing through a separator to remove liquids and a flow meter. Broadly from Thanksgiving until Easter, methanol is injected into the well to prevent freezing of the water contained in the raw stream during the colder, winter months. Gas flow from the wells is collected into one of two collection “trunk” pipelines (gathering lines) that transport the raw gas to the processing plant. Four wells connect into a 4-inch steel line and four connect into a 6-inch Fiberspar line. The lines run above ground, as required by the Navajo Nation. These two lines arrive at a manifold station near the helium processing plant, where any liquids are separated and the flow may be directed to the AMCS helium extraction Plant, the old IACX Plant, or a combination of both. 3.2 AMCS Helium Extraction Plant The oilfield yard is occupied by a helium extraction Plant provided by IACX and the newer AMCS Plant. An existing production plant, namely the IACX Plant, can process the feed gas and produce contained helium. Before the installation of the AMCS Plant, it was the sole equipment used to produce helium. Today the IACX Plant is not used when the AMCS Plant is operational. DBK has indicated their desire for the IACX Plant to remain on site as a back-up facility, whereby the capacity of the IACX plant can be procured by DBK, in the event of their plant outage, to service their own offtake requirements. As noted, the IACX Plant is not owned by DBK and so, the AMCS plant is the sole focus of Arup’s due diligence. AMCS Corporation provided the gas processing design, equipment and control system to produce liquid helium from the raw feed at a specified minimum purity and minimum production rate. The Plant specifications regarding processing, according to the Master Services Agreement between Capitol and DBK which is discussed in Section 5.3, were the following: | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 11

Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence

Table 1: Plant Specifications

Feed	
Maximum Quantity	8,819.3 MSCFD
Approximate Helium Content	4.9088 %
Production	
Expected	419.6 MSCFD
Guaranteed	402.0 MSCFD
Helium Purity	98.0 %

The following description is intended to provide an overview of the main process steps in the helium processing facility. Figure 4 is graphically describing the process, from the moment the helium is extracted from the wells until it is delivered into the trailers for transportation.

Raw gas feed to the Plant first passes through liquids and particulate removal equipment upstream of the AMCS Plant. The raw gas is then processed to remove carbon dioxide via a Pressure Swing Adsorption ("PSA") system. The gas is then cooled in a cryogenic process utilizing nitrogen refrigerant and nitrogen is then removed from the gas stream. The final step is to remove heavy hydrocarbons in a Temperature Swing Adsorption ("TSA") system. The purified helium stream is then compressed and delivered into helium transport trailers. Once a trailer is filled, it is disconnected from the production and an empty trailer is connected. At full production, multiple trailers are being filled concurrently.


PSA
Cryogenic System
TSA
Helium Wells
Helium Trailer
Compressor

Figure 4: Helium Extraction Process

The AMCS plant includes a closed-circuit cooling water system, where the heat is removed from the process being rejected via air cooling.

Plant control is conducted through a modern distributed control system. The applied design and programming were provided by AMCS. Monitoring of the composition

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Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence of various process streams is done by online analyzers. A Plant operator control station is provided. The AMCS controls system provides the ability to monitor Plant operations from remote locations via the internet. In Arup’s experience, the cryogenic process utilized for helium extraction and processing is typical for this type of operation. 3.3 Plant Modifications After taking over the AMCS Plant from the previous owner, DBK brought it online on May 18, 2019. The Plant suffered many issues as it was being commissioned and starting operations, which included: • • Improper installation of the PSA internal bed material; Insufficient capacity of the PSA system due to insufficient regeneration capability; Inadequate regeneration capability of the TSA system due to low regeneration flow and temperature; and Faulty slide valve on the Recycle Compressor, faulty recycle valve. • • DBK has reported that investment of c. $1 million was made to address these issues. The investment included the purchase and installation of major equipment such as a third PSA vessel and internals and a blower. Modifications were also made to improve the reliability of the Plant by eliminating the need for shutdowns to perform minor maintenance. 3.4 Support Facilities Process plants typically have support facilities or utility systems, such as potable water, sewer, or plant air, in order to support operations. Due to its small footprint and simple design, the AMCS Plant lacks supporting facilities and outsources most of the required utility systems. The Plant does not have water systems, whether utility, potable, or firewater. Potable water is brought to the Plant site. Similarly, there is no sanitary sewer system. Rainwater and snow melt flow is controlled by grading of the ground, rather than having a specific drainage system, although this is appropriate for the situation. Instrument air is provided by employing the Plant’s nitrogen system. DBK reports it is considering the installation of an air compression system, so that nitrogen consumption could be reduced. This modification is expected to reduce operating costs; it would also reduce safety risks related to potential asphyxiation in enclosed spaces. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 13

Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence

Local communication is supported by radio and cell phone. Internet communication is provided via satellite.

Electric power is employed for driving the compressor and pump motors, high-temperature heating, lighting, etc. Power supply is from the Navajo Tribal Utility Authority ("NTUA"). There is no local back-up power (e.g. generator) other than control system uninterruptible power supply ("UPS"). Arup notes that this is typical for this type of process plant.

Eighteen helium trailers are leased by Specialty Trailer Leasing ("STL") and P-Leasing. These trailers serve to receive helium production and then as road transport containers for the helium delivered to the customer, Praxair. Thus, the trailers rotate between these two functions (helium storage on site and transportation).

The wells and Plant site are in a remote, mountainous location. The wells, themselves, are some distance apart from the Plant with the trunk lines being 3.6 miles and 2.2 miles in length for the 6-inch and 4-inch lines, respectively. The roads to the wells from the Plant and from the Plant to the paved public road are unpaved, dirt roads. Capitol-owned passenger vehicles capable of handling muddy, rutted and snow-covered roads are provided by the operator to employees traveling to/from working on the site. A road grader and bulldozer are retained at site to maintain the roads and rescue stranded vehicles, if necessary. Such types of equipment are utilized by Capitol both for the oil and helium segments of the business.

3.5 Natural Hazard Analysis

Arup conducted a high-level analysis for natural hazards present in Northeast Arizona that could have an impact on the critical assets of the helium processing Plant or the manifold. Natural hazards have not been analyzed for the helium wells locations. Arup has determined that geohazards are the most critical to the site, specifically landslide hazard. All other hazards investigated where determined to be low hazard. Low hazard rating does not necessarily correlate to low risk and the connection between the identified hazards with the vulnerabilities of the on-site assets to those hazards, along with the expected consequences, should be further investigated to determine the overall risk profile.

Table 2 Hazard Analysis Summary

Hazard	Class.	Notes
Seismic	Low	N/A
Liquefaction	Low	N/A
Landslide	Moderate	High hazard is present in the region, but at distances which do not pose a threat.
Wind	Low	N/A
Precipitation	Low	Precipitation hazard at the site will also be the main driver for both pluvial and fluvial flooding hazards, which should also be considered as low.
Wildfire	Low	N/A

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Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 15 Hazard Class. Notes Temperature Low Based on three years of temperature measurements in Tsaile, AZ. Vulnerability of on-site equipment to extreme temperatures should be assessed.

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence 4 Asset Management and Operations 4.1 Operational Performance The AMCS Plant came online on May 18, 2019. Since the beginning of operations, a number of start-up issues have reduced production. During some of the outages, the existing IACX Plant was utilized for the processing of helium. Beginning in late July 2019, the Plant has operated reliably and production has increased to a rate of about 340-350 MSCFD over several days in late August to September 6, 2019 (the last date of available data). The feed gas flow rate and helium content of the feed corresponding to the production value was not available to Arup. The purity of the helium was observed to be greater than 99% during the Arup site visit. DBK estimates that Plant production is expected to be limited to about 380 MSCFD due to some equipment bottlenecks, although testing to demonstrate maximum production capacity has not been done. The average daily production rates per week achieved until September 6, 2019, are presented in Figure 5. Arup notes that average production rates during the last two weeks demonstrate DBK’s ability to meet Praxair’s Minimum Monthly Purchase Obligation of 361 MSCFD (applicable to a 30-day month), which is discussed in detail in Section 5.1. The maximum daily quantity of contained helium produced so far has been 362.5 MSCFD, achieved on September 1, 2019. Figure 5: Average Daily Production Data per Week (June to September 2019) DBK has been utilizing and running the IACX Plant during outages that occur to the AMCS Plant. The IACX Plant is not part of the transaction; however, it is available to come online on an as needed basis. One such event occurred from July | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 16 Contained Helium (MSCFD) Average Daily Production per Week 400 Praxair Minimum Daily Purchase Obligation = 361 MSCFD 300 200 100 0 #1#2#3#4#5#6#7#8#9#10 #11 #12 #13 #14 Week No.

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence 17 to July 30, 2019, when DBK installed certain replacement parts for the AMCS Plant. The production rates achieved by the IACX Plant during this period are presented in Figure 6. Arup notes that the IACX Plant can achieve relatively consistent daily production rates. DBK management has informed that the nameplate capacity for the IACX Plant is 180 MSCFD. Arup notes that when compared to the AMCS Plant, the operation of the IACX Plant consumes more electricity per MSCFD of helium produced, which results in higher operating costs. Figure 6: IACX Production during AMCS Outages 4.2 Operating Team Following the site visit and discussions with DBK management, Arup understands that the Plant’s organizational chart is similar to the one presented in Figure 7. The IACX Plant has a separate operating team which has not been reviewed by Arup, as the plant is not part of the transaction. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 17 Contained Helium (MSCFD) IACX Production 200 160 120 80 40 0

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence CEO Site Management Operations Site / Production Operator #1 Site Assistant Operator #2 Operator #3 Operator #4 “Overlap” Operator Figure 7: DBK Organizational Chart (Arup Analysis) The Plant has one operator per 12-hour shift, plus an “overlap” operator covering part of both shifts. The operators are working on a seven-day-on / seven-day-off schedule. The operators have a supervisor (site/production manager) and site assistant, who are present during regular working days and hours. Arup believes that this level of coverage is sufficient for Plant operations. External training has been and continues to be provided. Maintenance is performed by the staff for minor tasks. For more sophisticated work requiring skilled personnel and special equipment, DBK has identified service providers and third-party contractors. Although the site is isolated, there are several providers in the region. Some required providers, however, do not have local presence. Given the specialty of the Plant equipment and the size of operations, Arup notes that DBK has a simplified contractor management system with a list of approved contractors. Arup notes that as of today, Plant personnel continue to rely on Mr. David Burns’ technical support and guidance for day to day operations. 4.3 Operating Policies and Procedures Written and formalized policies and procedures for Plant operations do not exist. Arup has reviewed the maintenance manuals for specific types of equipment, such | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 18

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence as the Recycle and Product Compressors, produced by the equipment manufacturers. Arup notes that DBK’s CEO, Mr. David Burns, is a key individual to the Project due to his ability to run operations and encounter any incidents that impact production. Dependence on the CEO is expected to decrease in the longer run, as operations are streamlined and consistent production rates are achieved. Arup recommends DBK should formalize and document its business operations procedures. DBK has no other experience in process plant operations prior to operating this facility. Spare parts and capital spares are considered an issue, which DBK management recognizes. Issues of what spares need to be purchased and where they should be located are under consideration. Major, capital spares are important in that some are long-lead items that may result in extended Plant shutdowns if not possessed by DBK. Access to critical major spares, as well as every-day spare parts, is good practice to assure production reliability. According to DKB management, some major spares have been ordered. Based on Arup’s review, it is not clear whether the cost of spare parts has been included in DBK’s cost projections. In relation to key Project stakeholders, the coordination and cooperation with the key interfaces of the helium trailers transportation and the helium off-taker, Praxair, are well established. At a higher level, the relationship with the Navajo Nations and its entities, such as the Navajo EPA, is good. 4.4 Site Visit Observations Based on the site visit, Arup made the following observations and provides some recommendations for Plant operations: • The Plant equipment external condition is good, as is the general cleanliness. Insulation is important for efficiency and safety for equipment operating at high or very low temperatures, as this Plant experiences. DBK has upgraded and installed some additional insulation in locations that were not originally provided by AMCS. Internal equipment conditions are expected to be good because of the absence of corrosive sources in the process. Externally, exposed steel (not coated) benefits from the weather of the region, which is generally very dry. The wells and trunk-lines have been in operation for some time, feeding the IACX helium Plant. Flow from each well is metered, with data being transmitted continuously. Monitoring the well meters as well as the AMCS Plant meters allows the detection of leaks in the gathering lines. The meters are calibrated monthly by third-party contractors. Methanol injection systems must be charged periodically. Road access must be maintained. The condition of the equipment was observed to be good. With all the modifications made to the Plant since the beginning of operations, it is recommended that the Process and Instrumentation Diagrams (“P&ID”) are • • | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 19

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence updated to reflect the as-built conditions. This common industry practice will be beneficial for operator reference and training. The operator control room is co-located with the control system interface and the process analyzers. The analyzer streams from the process enter the room. There is a risk that a leak from a stream (e.g. a fitting leak) could reduce the oxygen level in the room and become a hazard to the operator. The room is “purged” with a continuously operating air conditioner, which provides some mitigation, and there is an oxygen analyzer for the room with alarm. The oxygen sensor and alarm should be well maintained. • 4.5 Financial Model Review Operating Budget Arup has reviewed a high-level breakdown of the operating expenses, broken down into fixed and variable costs. Electricity consumption and hauling constitute the variable expenses of the Project. DBK management has provided the following estimates for the main operating expenses: Table 3: Monthly Operating Costs (DBK Management Estimates) ($ per month) The hauling costs are reimbursable through the Praxair offtake agreement and the delivery charge, up to a certain amount. The trucking costs vary depending on the location where contained helium is delivered to Praxair, either Ladder Creek, Colorado or Ulysses, Kansas. Repairs and maintenance of the trucks, including general spare parts, oil, fittings, insurance, etc. should be considered when estimating the hauling costs. The cost build-up as presented by DBK is slightly lower compared to the cost reimbursed by Praxair. Electricity costs are expected to be relatively constant but reduced by scheduled and unscheduled shutdowns for Plant maintenance. The Plant modifications, such as the addition of an electric heater for the TSA system and the third front-end PSA vessel, have increased the Plant’s electricity consumption during regular operations compared to the original AMCS Plant design. During winter, when the feed gas temperature drops below 45F, the feed electric heater is turned on, thus increasing electricity consumption. Arup notes that some of the Plant equipment (e.g. bulldozer, road grader, etc.) used by Capitol are shared between the helium and oil businesses. Additionally, DBK | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 20 Cost Category Management Estimates Staffing (fixed) $26,500 Heavy Equipment (fixed) $8,900 Electricity (variable) $32,000 - $35,000 Hauling (variable) $200,000 - $250,000

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence management has informed that an annual budget is generated for the helium and oil businesses combined. Depending on the refinancing requirements, Arup recommends the adoption of generally accepted accounting principles and the establishment of internal company procedures to consistently allocate DBK’s operating costs between the helium and oil businesses. Information with regards to costs for consumables, materials and supplies has not been provided to Arup for review. Major Maintenance Long-term maintenance planning is not an immediate issue but needs to be addressed. To some degree this is related to spare parts consideration. For example, the PSA beds are expected to be regenerated every three years, according to DBK. Options include regeneration on site, with the plant shut down during that period, or change the beds with fresh material which would result in much less downtime. DBK has recognized this issue. A major expenditure that may occur due to “ageing” is the need to replace the control system because it has become obsolete. Some of the other major components, such as compressors, may have a similar issue, such as the unavailability of spare parts. Full replacement of major types of equipment would not be typical for such an asset. The Plant would be expected to operate as long as equipment is repaired and maintained per their manufacturers’ standards. DBK management has informed that a reserve fund of $120,000 is available for maintenance requirements, which is renewed on a monthly basis depending on the actual maintenance expenditures. Arup notes that this reserve account should provide some level of protection against unscheduled maintenance requirements but has not received evidence of the account. The financial model developed for the transaction assumes a $60,000 annual cost for maintenance activities. Arup has not received the basis of this assumption or the maintenance cost build-up to be able to provide validation. Plant Availability The Plant design and employed equipment are relatively simple and robust. Arup would typically expect that Plant on-stream time should be 90% in the near term and the first years of operations, and should approach 95% with experience in the operation and maintenance. The Plant can be expected to have a useful life of 25 or more years with common attention to maintenance. Equipment would not be subject to significant wear and tear from internal corrosion, due to the inert nature of the gases involved. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 21

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence Revenue Assumptions Arup has reviewed the revenue assumptions of the financial model developed by the prospective lenders, which are based on the monthly quantities of contained helium produced by the AMCS Plant, as well as Plant availability. Arup notes the following: • Following the AMCS Plant modifications, DBK estimates that Plant production will be limited to approximately 380 MSCFD due to some equipment bottlenecks. Given the operational data reviewed after the first months of operations, Arup believes that this production rate could be achieved after operations are streamlined. With regards to the debt sizing model, Arup recommends that Praxair’s Minimum Monthly Purchase Obligation, described in Section 5.1, should be used as the floor case. For a 30-day month, an average daily production of 361 MSCFD would be required to meet Praxair’s Minimum Monthly Purchase Obligation of 10,830 MSCF. The Minimum Monthly Purchase Obligation translates to 129,960 MSCF per year. Arup notes that during the last days of August and the first week of September, the AMCS Plant has been consistently producing about 340-350 MSCFD of contained helium. DBK have demonstrated their ability to achieve such production rates and Arup would expect the Plant to increase production in the following weeks or months and exceed the average of 361 MSCFD required to meet Praxair’s Minimum Monthly Purchase Obligation. During recent AMCS Plant outages, DBK has utilized the existing IACX Plant to meet their delivery obligations, although the IACX plant has lower production rates and consumes more electricity per MSCFD produced compared to the AMCS Plant. DBK has expressed their desire to keep the IACX Plant on site. • • • Considering the AMCS Plant’s expected production capacity of approximately 380 MSCFD, an anticipated availability of 95% to account for scheduled and unscheduled maintenance, and the production rates achieved in the last weeks of operations, Arup would expect DBK’s production to exceed the Minimum Monthly Purchase Obligation of the Praxair offtake agreement. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 22

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence 5 Commercial Review A number of Project Agreements have been executed for the operations of the DBK facility. Arup has reviewed the documents that are technical in nature. For the other agreements, Arup recommends referring to the Legal Advisor’s due diligence report. The key contracts reviewed are summarized below. 5.1 Helium Supply Agreement Nordic 2 has entered into an offtake agreement with Praxair, INC (“Praxair”) for the sale of all the contained helium arising from its gas processing activities in Apache County. Arup has analyzed the key technical and commercial clauses of this offtake agreement, which are presented below: • The product delivered to Praxair should have the following specifications: o Helium purity should be at least 70% and not to exceed 98%, o Total hydrocarbons should not exceed 1% (10,000 PPM), and o Total hydrogen should not exceed 2% (20,000 PPM). Arup notes that DBK is currently delivering helium of higher purity (above 99%) to Praxair. DBK recognizes this issue and has informed that Praxair is accepting the product and mixes it with helium of lower purity sourced from other locations. DBK could reduce the helium purity by adjusting Plant operation, if required by Praxair. The offtake agreement with Praxair will remain in effect until December 31, 2031 and will be renewed for additional one-year terms until terminated by either party. Nordic 2 has warranted that enough helium is available in the reserves to supply Praxair with helium for the duration of the agreement. Nordic 2 will invoice Praxair on a monthly basis and each invoice shall be paid within 30 days following its receipt by Praxair. The price of contained helium will be adjusted twice per year according to an index of the average selling price of helium (“ASP”) across North America. In no event will the price paid be lower than $105 per MCF for 2017 through 2031. Praxair will pay Nordic 2 a transportation fee of $10 per MCF of contained helium, in addition to the standard $13 trucking fee. Praxair is contractually obliged to purchase the Minimum Monthly Purchase Obligation or 85% of the quantity of contained helium produced by Nordic 2, whichever is less. Praxair’s Minimum Purchase Obligation is presented in Table 4. • • • • • • | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 23

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence • For a 30-day month, Nordic 2 would require an average daily production of 361 MSCFD to meet Praxair’s Minimum Monthly Purchase Obligation of 10,830 MSCF, assuming only the AMCS Plant is operational. Based on operational data received to date, the AMCS Plant has been achieving production of 340-350 MSCFD during the last days of August and the first days of September 2019. In the next months of operations, Arup would expect the AMCS Plant to produce contained helium quantities that exceed Praxair’s Minimum Monthly Purchase Obligation. Table 4: Offtake Agreement Monthly Quantities (MSCF) Production Quantity * Up to the point the AMCS Plant comes online ** Up to the point the IACX Plant is released • If Nordic 2 produces more contained helium quantities than the Maximum Monthly Production Quantity, then Praxair can accept delivery of the product at their own discretion. Arup understands that since the IACX Plant has not been decommissioned yet, Nordic is contractually required to produce at least 2,500 MCF per month. Based on the operational data received to date, Nordic 2 has been able to meet this Minimum Monthly Production Quantity, as presented in Figure 8. • 10,540 Figure 8: Monthly Operational Data (September 2019 is based on projections) According to the offtake contract, Praxair will have the following rights to terminate the agreement: • | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 24 Contained Helium (mcf) Monthly Production 12,000 10,000 8,000 6,000 4,000 2,000 - Jun-19Jul-19Aug-19Sep-19 8,068 5,1124,770 Year Maximum Monthly Production Quantity Minimum Monthly Purchase Obligation Minimum Monthly 2016 – 2017* 5,490 4,941 2,500 2017 – 2018** 18,026 16,740 2,500 2018 – 2031 12,741 10,830 5,000

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence o If Nordic 2 fails to supply the Minimum Monthly Production Quantity in any six months out of any 12 consecutive months, Praxair will have the right to terminate the agreement. If Nordic 2 or Capitol Operating Group (“Capitol”) default on their obligations to Specialty Trailer Leasing, Inc. (“STL”) under the container lease agreement, Praxair will have the right to terminate the agreement if such default is not cured within a 45-day period and the container lease is terminated. If either party does not fulfill any material obligations of the offtake agreement or if either party becomes financially insolvent, then the non-defaulting party shall have the right to terminate the agreement. Praxair is not allowed to terminate the offtake agreement due to failure of the AMCS plant, as long as such failure is cured within no more than 360 days. o o o 5.2 Joint Operating Agreement (JOA) The Joint Operating Agreement (“JOA”), executed on September 30, 2016 between Capitol, Nordic 2 and Nacogdoches, authorizes Capitol to have full control of the operations of the DBK helium assets in Apache County, Arizona. • The JOA will remain in full force as long as the DBK property leases remain in effect for the production of oil and gas from the subject properties. The JOA includes provisions for the drilling of wells in the subject properties, including the exploration and further development of the area. All costs incurred by Capitol and charged to Nordic 2 and Nacogdoches are described in the JOA, including direct charges (rentals, labor, material, transportation), and overhead costs. According to the JOA, Capitol will bill Nordic 2 and Nacogdoches for the services performed. Arup notes that Nacogdoches’ 25% stake has been acquired by Nordic 4 after the original execution of the JOA agreement. Capitol has the right to resign and stop its operating activities at any time by giving written notice to Nordic 2 and Nacogdoches. • • • • 5.3 Master Services Agreement DB(K) Helium, LLC (“DBK”) has entered into a Master Services Agreement (“MSA”) with Capitol Operating Group (“Capitol”) for the operation of the processing Plant. DBK is retained by Capitol to operate the AMCS Plant, remove and purify helium gas. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 25

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence • The AMCS Plant equipment is subleased from Shiprock Helium, LP (“Shiprock”) under the Sublease Agreement dated March 29, 2019. DBK is required to make regular payments to Shiprock based on the Sublease Agreement. Capitol will pay a monthly service fee of $194,000 to DBK for Plant operations, exclusive of the electricity costs which will be also paid by Capitol. The expected (design) production rate of the AMCS Plant is approximately 419.6 MSCFD. Arup notes that, according to DBK’s most recent estimates, a production rate of approximately 380 MSCFD is expected to be achieved following the recent Plant modifications. The MSA agreement, dated 29 March, 2019, has a seven-year term, starting from the date the AMCS Plant became operational. It will automatically renew for one-year periods for a maximum of six years unless terminated by either party. Arup notes that the maximum 13-year term of the MSA exceeds the duration of the Praxair offtake agreement, which expires on December 31, 2031. Arup notes that DBK and Capitol are affiliate entities and have identical ownership structures. • • • • 5.4 Trailer Leasing Agreements Nordic 2 has entered into a Master Equipment Lease agreement with Specialty Trailer Leasing, Inc. (“STL”) for the lease of a number of helium tube trailers. Such trailers are used for the transportation of helium produced at the DBK facilities and delivered to Praxair’s receipt points. Nordic 2 has also entered into a similar Master Lease Agreement with P-Leasing, Inc. for the lease of additional tube trailers. Nordic 2 has leased 18 trailers in total at a monthly rate of $34,250, according to DBK management. STL and P-Leasing are companies with expertise in industrial gas equipment leasing. The trailer agreements have a five-year term from the date the trailers were delivered to Nordic 2. Arup would not expect the expiration and potential renewal of such agreements to impose a high operational risk to DBK. 5.5 Technical Commentary After reviewing the technical clauses of the key Project Agreements, Arup concludes the following: • The Project Agreements (on a technical basis) allocate the technical risks to the parties best suited to address them. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 26

Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence

- The MSA agreement defines the equipment and service responsibilities for the AMCS Plant operations and allocates the supply and installation risks between the contracting parties. Arup notes that Capitol and DBK are affiliate companies and the risk is practically borne by the same parent companies.

- Based on the hauling cost breakdown provided by Nordic 2, the hauling fees charged to Praxair appear to exceed the actual hauling costs, which is positive for the Project. Trucking costs in the off-take agreement are adjusted in proportion to changes in fuel charge and cost of living adjustments charged by the trucking contractor (actual cost data).

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Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence 6 Environmental, Health and Safety Arup’s environmental, health and safety (EH&S) review is focused on the company’s processes and procedures; it does not cover a review of the project’s permits or environmental compliance with regulators or history of contamination; for a thorough, environmental review refer to the environmental advisor’s due diligence report. Arup’s assessment is based the of information made available about the facility, its history and setting, current site conditions and operations, and how the helium operation is organized and managed. The review included conversations with DBK management, the environmental consultant (AAI) as well as observations captured during the site visit. 6.1 Environmental Management With regards to DBK’s environmental management systems, Arup has reached the following conclusions: • The facility has all necessary permits and approvals required for operations, as set forth in the Phase I Site Assessment. No major spills or leakages have been reported during the last years of operations. The site has no sources of known contamination. The lack of a drinking aquifer indicates a low risk for significant environmental liabilities. The Navajo EPA and the Bureau of Land Management conduct regular inspections to ensure DBK’s environmental compliance. No “non-compliance” issues have been reported. Arup understands that whilst there are no local environmental requirements to contain methane emissions from the plant, as methane is a greenhouse gas, it would be prudent to consider the implementation of a means of capturing this gas at some point in the future. Arup recommends referring to the environmental advisor’s due diligence report. Based on the Phase I Site Assessment and the site visit conducted by Arup, no environmental compliance issues have been identified to date. reviewed the Phase I Site Assessment, which deals with surface and • • • • Arup groundwater contamination. DBK’s internal environmental management policies and procedures, such as an emergency response plan or Storm Water Prevention Plan (“SWPPP”), have not been made available. | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 28

Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence

6.2 Health and Safety Management

Information Review

Arup has reviewed the following documents provided by Capitol and DBK management:

- Occupational Health and Safety Policies and Procedures Manual, which:
  - Includes the Health and Safety Policy;
  - Sets forth Occupational Health and Safety requirements in the workplace including the duties of workers, what the law requires, employer duties, worker rights and requirements, and employees right to know;
  - Establishes what Health and Safety procedures are required in the workplace;
  - Identifies the responsibilities of the Safety Officer, the Field Supervisor, and suppliers/vendors (of which there are 25);
  - States the Health and Safety duties of the Field Manager, Safety Officer, all other staff, and suppliers/vendors;
  - Addresses other Health and Safety requirements related to general safety, first aid, accident and near-miss reporting, critical injury protocol, accident investigation, use of alcohol and drugs, disciplinary actions, and hazard warnings.
- Employee Handbook
- Safety Meeting Attendance Sheets
  - They establish requirements addressing what an employee must know about fall hazards, near misses, proper lifting techniques, first aid, eye protection, overhead hazards, back injuries, diesel exhaust safety, shop and maintenance hazards, accident prevention and electrical tool use
- "Safety First" requirements, which include:
  - Attendance at weekly safety meetings
  - Use of Personal Protective Equipment ("PPE")
  - What to do if an accident nearly happens or if there is an injury on the job
- Company Vehicle Fleet Safety and Usage Policy, which include:

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Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence o Driver guidelines o Reporting requirements Arup reviewed Capitol’s 2018-2019 Health and Safety performance statistics and notes that no work-related injuries, illnesses, fatalities or near-misses were reported. One worker had a non-work-related illness in 2019 and returned to work in 11 days. Overall, the Project has a good health and safety record. Site Security The Plant and the leases are located in a remote area which is not easily accessible. Due to the nature of the site, it can be accessed by the public and the local Navajo populations. Wild animals such as bears and deer exist in the area and could access the Plant and well locations. DBK has informed that no problems have been caused to date, neither from the local populations nor from wild animals. Given the location of the asset, Arup considers this risk to be low. The processing Plant used to have a security perimeter fence which has been brought down in the past six months to accommodate the construction of the new AMCS Plant and expansion of the oilfield yard. DBK management expressed the intention to rebuild the fence once activities are completed. A gate will be used by the helium trucks and the operations personnel to enter the site. Key Findings The key findings with regards to DBK’s Health and Safety practices and their implementation, following Arup’s review of the available documentation and the site visit, are presented below: • The Health and Safety Policies and Procedures are comprehensive and appropriate to the setting and the operations of the facility. The site has a maximum of 7 employees that are directed by the Site Manager who is responsible for overseeing Health and Safety. All employees are responsible for implementing Health and Safety requirement as are the 25 suppliers/vendors, who are also required to have and implement their own Health and Safety policies and procedures. Weekly safety briefings are required of all employees at the site and monthly Health and Safety reports are required. DBK does not strictly implement on site the rules described in their Health and Safety policies and procedures. Arup informs that no site briefing and PPE was provided during the visit, except for hearing protection. Despite the low complexity of operations and the limited Health and Safety hazards • • • • | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 30

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence on site, Arup recommends a more rigorous implementation of the procedures that have been documented. Arup notes that emergency phones number were provided both within the control room and the Plant equipment area. DBK management informed that safety drills have been run in the past. • | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 31

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence Appendix A – Site Visit Photographic Records Figure 9: Oilfield Yard Perimeter Figure 10: DBK Property Surrounding Area | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 32

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence Figure 11: Helium Well # 88-2 Figure 12: DBK Property Surrounding Area and Helium Processing Plant | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 33

Nordic OIL USA 2, LLLP Nasco Helium Processing Facilities Technical Due Diligence Figure 13: Manifold Controlling Helium Movements to the AMCS and IACX Plants Figure 14: AMCS Helium Processing Plant | Issue | September 26, 2019 | Arup North America Ltd \\GLOBAL.ARUP.COM\AMERICAS\JOBS\N-Y\270000\271531-00\4 INTERNAL PROJECT DATA\4-05 REPORTS & NARRATIVES\FINAL REPORT\09.26.2019 NASCO HELIUM PROCESSING - TECHNICAL DD - FINAL REPORT3.DOCX Page 34

Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence



Figure 15: Control Room


STATION #2
Gerhart

Figure 16: Helium Trailer Loading Station

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Nordic OIL USA 2, LLLP

Nasco Helium Processing Facilities
Technical Due Diligence



Figure 17: Helium Tube Trailers



Figure 18: Existing IACX Plant

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